UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 14, 2024

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its Charter)

PA	001-36388	23-2391852
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of Principal Executive Offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.00 par value	PFIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On June 14, 2024, Peoples Financial Services Corp. (“Peoples”) announced its receipt of all required regulatory approvals or waivers necessary to complete the previously announced merger of FNCB Bancorp, Inc. (“FNCB”) with and into Peoples. The merger is expected to close on July 1, 2024, pending satisfaction of customary closing conditions. A copy of the joint press release announcing the receipt of the regulatory approvals is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired. None.

(b) Pro forma financial information. None.

(c) Shell company transactions. None.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Joint Press Release, dated June 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, with respect to the beliefs, goals, intentions, and expectations of Peoples and FNCB regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward–looking statements speak only as of the date they are made; and, except as may be required by law, Peoples does not assume any duty, and does not undertake, to update such forward–looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Peoples. Such statements are based upon the current beliefs and expectations of the management of Peoples and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Peoples and FNCB; the outcome of any legal proceedings that may be instituted against Peoples or FNCB; the possibility that the proposed merger will not close when expected, or at all; the ability of Peoples and FNCB to meet expectations regarding the timing, completion, and accounting and tax treatments of the proposed merger; the risks related to capital actions of Peoples, FNCB and the combined entity, including related to actions concerning dividends; the risk that any announcements relating to the proposed merger could have adverse effects on the market price of the common stock of either or both parties to the proposed merger; the possibility that the anticipated benefits of the proposed merger will not be realized when expected, or at all, including as a result of the impact of, or problems arising from, the integration of the two companies, or as a result of the strength of the economy and competitive factors in the areas where Peoples and FNCB do business; the risks related to Peoples and FNCB not achieving their estimated financial performance; the risks related to changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect Peoples’ and FNCB’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; risks related to the uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; risks related to the volatility and disruptions in global capital and credit markets; risks related to the movements in interest rates; risks related to reform of LIBOR, the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of Peoples’ and FNCB’s underwriting practices and the risk of fraud; risks related to the fluctuations in the demand for loans; risk related to the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund Peoples’ and FNCB’s activities particularly in a rising or high interest rate environment; risks related to the rapid withdrawal of a significant amount of deposits over a short period of time; the risk related to the impact of other bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; risks related to the impact of natural disasters or health epidemics; risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; certain restrictions during the pendency of the proposed merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes, or at all and to successfully integrate FNCB’s operations and those of Peoples; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed merger may be lower than expected; Peoples’ and FNCB’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Peoples’ issuance of additional shares of its capital stock in connection with the proposed merger; effects of the announcement, pendency, or completion of the proposed merger on the ability of Peoples and FNCB to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; the impact of continuing inflation and risks and risks related to the potential impact of general economic, political and market factors on the companies or the proposed merger and other factors that may affect future results of Peoples and FNCB; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of Peoples’ and FNCB’s Annual Reports on Form 10–K for the year ended December 31, 2023, and other reports Peoples and FNCB file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of June, 2024.

Peoples Financial Services Corp.

By:	/s/ Craig W. Best
Name:	Craig W. Best
Title:	Chief Executive Officer